The HIT Difference

JULY 2018

WHAT DIFFERENTIATES HIT WITHIN INVESTMENT GRADE FIXED INCOME?

DIVERSIFIES WHILE MAINTAINING KEY CORE

FIXED INCOME CHARACTERISTICS

•	Actively managed relative to the Barclays Aggregate to have higher income, lower credit risk and similar interest rate and prepayment risks. Duration managed to generally within
½ year of the Barclays Aggregate; 97% month-over-month return correlation over past 5 years.
•	Holds no corporate bonds, which tend to be correlated with equities. Substitutes prepayment-protected, typically positively convex, high credit quality multifamily MBS for all corporates and most Treasuries in the Barclays Aggregate.
•	Designed to generate superior risk-adjusted returns to the Barclays Aggregate due to overweighting generally higher yielding multifamily MBS (typically 55 to 75% of the portfolio; most recently close to 72%, compared to less than 1% in the Barclays Aggregate).

FITS PRINCIPAL PROTECTION ALLOCATIONS

•	Over 96% of HIT’s portfolio is Government/Agency credit, AAA securities and cash equivalents. Due to its high credit quality the HIT tends to outperform the Barclays Aggregate during periods of market stress.
•	No exposure to corporate bonds or low credit quality securities; has not experienced material credit losses over the past two decades.
•	Over 99% of HIT’s investments very liquid or better due to their high credit quality.

SOCIALLY RESPONSIBLE IMPACT INVESTING

•	Focuses on investing in union-built housing projects that create good paying construction jobs and affordable and workforce housing. 100% union labor is required for construction-related directly sourced investments.
•	Signatory to UNPRI (Principles of Responsible Investment).
HIT PORTFOLIO ALLOCATION

Based on value of total investments, including unfunded commitments, as of June 30, 2018.

HIGH CREDIT QUALITY

Based on value of total investments, including unfunded commitments, as of June 30, 2018.

Why Invest in the HIT Now?

TRACK RECORD OF COMPETITIVE RETURNS:

Returns have exceeded the Bloomberg Barclays US Aggregate Bond

Index (Barclays Aggregate) on gross basis for 24 of past 25 calendar years and on a net basis for 15 of those years.

PRINCIPAL PROTECTION & DIVERSIFICATION:

The HIT holds over 93% U.S. Government/Agency credit quality assets and does not invest in corporate bonds. HIT’s investments can provide diversification from corporate bonds and better

protection from credit and default risks.

DEFENSIVE DURATION POSITION: In the current

rate environment, the HIT is managing its duration position to be slightly shorter than the Barclays Aggregate to protect against rising interest rates, while continuing to provide an income advantage.

LONGSTANDING STRATEGY: HIT’s investment strategy

is to construct and manage a portfolio with higher yield and credit quality than the Barclays Aggregate by overweighting high credit quality multifamily mortgage-backed securities (MBS). This strategy has been consistent for over three decades.

MARKET OUTLOOK: The Federal Reserve is expected

to continue tightening as the economy hovers around full

employment and inflation expectations rise. However, significant geopolitical risks remain and tensions between major powers

have elevated, including trade and tariff disputes between the

U.S and the rest of the world. The spike in volatility this year shows that the equity markets are very sensitive to negative news. In this unpredictable environment, we believe that

investors should be diversified and should analyze the HIT’s risk/return benefits.

HIT IMPACTS SINCE INCEPTION (1984)*

165.6M hours of union construction work

176,100 total jobs across industries

$11.3B invested in over 500 projects.

$28.7B total economic benefits

$11.2B in wages & benefits, $5.6B for union construction workers.

109,200 housing units, 66% affordable or workforce housing

HIT’s net performance for the 1-, 3-, 5-, and 10-year periods ended June, 30, 2018 was -0.59%, 1.40%, 2.17%, and 3.68%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, available at aflcio-hit.com or by calling 202-331-8055.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company (mutual fund) registered with the Securities and Exchange Commission, managing nearly $6 billion in assets for 385 investors, including union and public employee pension plans and labor organizations.

This document contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of June 30, 2018, unless otherwise noted.

*In 2017 dollars. Jobs, hours of work, and economic benefits are estimates calculated by Pinnacle Economics and the HIT using an IMPLAN input-output model based on project data from the HIT and its subsidiary Building America.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com